Class A Shares (VCAPX)

Class C Shares (VCCPX)

February 1, 2019

Supplement to the Prospectus dated February 1, 2019

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Proposal to Discontinue Interval Fund Status
to Facilitate NYSE Listing

The Fund's Board of Trustees (the "Board") believes that converting the Fund from an interval fund to an exchange-traded fund will increase shareholder liquidity and reduce operating expenses. Therefore, at an upcoming shareholder meeting, shareholders will be asked to authorize the Board to discontinue operating the Fund as an interval fund. This will be accomplished by shareholder approval of eliminating the Fund's fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund's shares outstanding at net asset value.

If this change is approved by shareholders, the Fund will not make its next quarterly repurchase offer in March and the Board will seek to list the Fund's shares on the New York Stock Exchange ("NYSE"). Subject to listing approval by the NYSE, trading on the NYSE is expected to commence by the end of March 2019.

The Board has filed a proxy statement with the Securities and Exchange Commission for the purpose described above. A proxy statement has been sent to shareholders on or about January 25, 2019 and a shareholder meeting is scheduled to take place on March 8, 2019.

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This Supplement, the Prospectus and the Statement of Additional Information, both dated February 1, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-866-277-8243.